UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  December 27, 2004


     NOMURA ASSET ACCEPTANCE CORPORATION, (as depositor under a Pooling and Servicing Agreement, dated as of September 1, 2004, providing for the issuance of Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2004-AR2, Mortgage Pass-Through Certificates, Series 2004-AR2)


                       NOMURA ASSET ACCEPTANCE CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                 333-109614-04                13-3672336
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

 2 World Financial Center
 Building B, 21st Floor
 New York, NY                                                    10281
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code : (212) 667-9300

                                      N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1    Other Events.

     This report and exhibit is being filed pursuant to the terms of the Pooling and Servicing Agreement, dated as of September 1, 2004, among Nomura Asset Acceptance Corporation, as depositor, Nomura Credit & Capital, Inc., as seller, GMAC Mortgage Corporation, as servicer, and JPMorgan Chase Bank, as trustee and custodian.

     On December 27, 2004 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 9.1    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on December 27, 2004 as Exhibit 99.1.

NOMURA ASSET ACCEPTANCE CORPORATION
Alternative Loan Trust, Series 2004-AR2
Mortgage Pass-Through Certificates, Series 2004-AR2
----------------------------------------------------------------------------


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  JPMORGAN CHASE BANK, N.A, not in its
                                  individual capacity but solely as Trustee and Custodian under the Agreement referred to herein


Date:  January 3, 2005              By:   /s/  Andrew Cooper
                                  ---------------------------------------
                                      Andrew Cooper
                                      Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Monthly Statement to Certificateholders on
                         December 27, 2004

Exhibit 99.1

Monthly Certificateholder Statement on December 27, 2004



                      Nomura Asset Acceptance Corporation
              Mortgage Pass-Through Certificates, Series 2004-AR2
                         Statement to Certificateholders
                                December 27, 2004

----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         PRINCIPAL                                                      REALIZED     DEFERRED       PRINCIPAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES     INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA          64,489,000.00    61,868,125.06       863,331.59    193,811.24     1,057,142.83   0.00       0.00        61,004,793.47
IIA         71,630,000.00    67,559,826.19     2,360,938.42    150,677.18     2,511,615.60   0.00       0.00        65,198,887.77
IIIA1      130,745,000.00   126,304,643.43     2,341,344.37    279,519.19     2,620,863.56   0.00       0.00       123,963,299.06
IIIA2       62,355,000.00    60,237,301.93     1,116,635.65    133,308.50     1,249,944.15   0.00       0.00        59,120,666.28
IIIA3       21,455,000.00    20,726,346.13       384,210.05     47,117.89       431,327.94   0.00       0.00        20,342,136.08
M1          14,298,000.00    14,298,000.00             0.00     34,350.95        34,350.95   0.00       0.00        14,298,000.00
M2           4,891,000.00     4,891,000.00             0.00     14,235.53        14,235.53   0.00       0.00         4,891,000.00
M3           4,139,000.00     4,139,000.00             0.00     13,294.24        13,294.24   0.00       0.00         4,139,000.00
M4           2,257,884.00     2,257,884.00             0.00      7,932.70         7,932.70   0.00       0.00         2,257,884.00
P                  100.00           100.00             0.00     49,415.64        49,415.64   0.00       0.00               100.00
R                    0.00             0.00             0.00          0.00             0.00   0.00       0.00                 0.00
TOTALS     376,259,984.00   362,282,226.74     7,066,460.08    923,663.06     7,990,123.14   0.00       0.00       355,215,766.66
---------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         NOTIONAL                                                      REALIZED     DEFERRED        NOTIONAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES     INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
X          376,259,884.00   364,450,796.90             0.00          0.00             0.00   0.00       0.00       358,328,205.54
----------------------------------------------------------------------------------------------------------------------------------



             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE
----------------------------------------------------------------------------------------------------------------------------------
                       BEGINNING                                                           ENDING                       CURRENT
CLASS     CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL            PRINCIPAL        CLASS  PASS-THROUGH RATE
--------------------------------------------------------------------------------------------------------------------------------
IA        65535VER5      959.35934904    13.38726899       3.00533796     16.39260696       945.97208004     IA         3.759181 %
IIA       65535VES3      943.17780525    32.96019014       2.10354851     35.06373866       910.21761511     IIA        2.590000 %
IIIA1     65535VET1      966.03803916    17.90771632       2.13789583     20.04561215       948.13032284     IIIA1      2.570000 %
IIIA2     65535VEU8      966.03803913    17.90771630       2.13789592     20.04561222       948.13032283     IIIA2      2.570000 %
IIIA3     65535VEV6      966.03803915    17.90771615       2.19612631     20.10384246       948.13032300     IIIA3      2.640000 %
M1        65535VEW4    1,000.00000000     0.00000000       2.40250035      2.40250035     1,000.00000000     M1         2.790000 %
M2        65535VEX2    1,000.00000000     0.00000000       2.91055612      2.91055612     1,000.00000000     M2         3.380000 %
M3        65535VEY0    1,000.00000000     0.00000000       3.21194491      3.21194491     1,000.00000000     M3         3.730000 %
M4        65535VEZ7    1,000.00000000     0.00000000       3.51333372      3.51333372     1,000.00000000     M4         4.080000 %
P         65535VFB9    1,000.00000000     0.00000000           ######           #####     1,000.00000000     P          0.000000 %
---------------------------------------------------------------------------------------------------------------------------
TOTALS    65535VFA1      962.85080037    18.78079089       2.45485329     21.23564418       944.07000948
---------------------------------------------------------------------------------------------------------------------------

                       BEGINNING                                                           ENDING                       CURRENT
CLASS     CUSIP        NOTIONAL       PRINCIPAL        INTEREST        TOTAL              NOTIONAL        CLASS  PASS-THROUGH RATE
--------------------------------------------------------------------------------------------------------------------------------
X         63335VFA1      968.61454648     0.00000000       0.00000000      0.00000000       952.34230588     X          0.000000 %
--------------------------------------------------------------------------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                 Janet M Russo
               JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4508
                              Fax: (212) 623-5930
                          Email: janet.russo@chase.com

             Scheduled Principal Payments (Total)                                                      140,087.36
                                   Group 1                                                              19,530.93
                                   Group 2                                                              28,098.39
                                   Group 3                                                              92,458.04

             Principal Prepayments (Total)                                                           5,982,041.04
                                   Group 1                                                             728,537.61
                                   Group 2                                                           2,016,595.25
                                   Group 3                                                           3,236,908.18

             Repurchase Principal (Total)                                                                    0.00
                                   Group 1                                                                   0.00
                                   Group 2                                                                   0.00
                                   Group 3                                                                   0.00

             Substitution Amounts (Total)                                                                    0.00
                                   Group 1                                                                   0.00
                                   Group 2                                                                   0.00
                                   Group 3                                                                   0.00

             Net Liquidation Proceeds (Total)                                                                0.00
                                   Group 1                                                                   0.00
                                   Group 2                                                                   0.00
                                   Group 3                                                                   0.00

             Insurance Proceeds (Total)                                                                      0.00
                                   Group 1                                                                   0.00
                                   Group 2                                                                   0.00
                                   Group 3                                                                   0.00

             Other Principal (Total)                                                                       462.96
                                   Group 1                                                                 -52.35
                                   Group 2                                                                 893.68
                                   Group 3                                                                -378.37

             Beginning Number of Loans Outstanding (Total)                                                  1,658
                                   Group 1                                                                    279
                                   Group 2                                                                    191
                                   Group 3                                                                  1,188

             Beginning Aggregate Loan Balances (Total)                                             364,450,797.26
                                   Group 1                                                          67,009,111.28
                                   Group 2                                                          73,440,242.33
                                   Group 3                                                         224,001,443.65

             Ending Number of Loans Outstanding (Total)                                                     1,632
                                   Group 1                                                                    276
                                   Group 2                                                                    186
                                   Group 3                                                                  1,170

             Ending Aggregate Loan Balances (Total)                                                358,328,205.90
                                   Group 1                                                          66,261,095.09
                                   Group 2                                                          71,394,655.01
                                   Group 3                                                         220,672,455.80

             Servicing Fees (Total, including Master Servicing Fees and PMI Fees)                       75,927.25
                                   Group 1                                                              13,960.24
                                   Group 2                                                              15,300.05
                                   Group 3                                                              46,666.96

             Prepayment Penalties                                                                       49,415.64
                                   Group 1                                                               4,099.99
                                   Group 2                                                              20,980.97
                                   Group 3                                                              24,334.68

             Agregate Balance of Loans w/Prepayment Penalties                                        1,736,390.63
                                   Group 1                                                             204,999.51
                                   Group 2                                                             524,518.19
                                   Group 3                                                           1,006,872.93

             Count of Loans w/Prepayment Penalties                                                           8.00
                                   Group 1                                                                   1.00
                                   Group 2                                                                   1.00
                                   Group 3                                                                   6.00

             Current Advances (Total)                                                                         N/A
                                   Group 1                                                                    N/A
                                   Group 2                                                                    N/A
                                   Group 3                                                                    N/A

             Outstanding Advances (Total)                                                                     N/A
                                   Group 1                                                                    N/A
                                   Group 2                                                                    N/A
                                   Group 3                                                                    N/A

             Delinquent Mortgage Loans
                                    Group 1
                                                                              Principal
                                   Category              Number                Balance               Percentage
                                   1 Month                         3               973,748.10                  1.47 %
                                   2 Month                         0                     0.00                  0.00 %
                                   3 Month                         0                     0.00                  0.00 %
                                   Total                       3                   973,748.10                  1.47 %
                                    Group 2
                                                                              Principal
                                   Category              Number                Balance               Percentage
                                   1 Month                         0                     0.00                  0.00 %
                                   2 Month                         2               769,600.00                  1.08 %
                                   3 Month                         0                     0.00                  0.00 %
                                   Total                       2                   769,600.00                  1.08 %
                                    Group 3
                                                                              Principal
                                   Category              Number                Balance               Percentage
                                   1 Month                        13             2,447,064.96                  1.11 %
                                   2 Month                         0                     0.00                  0.00 %
                                   3 Month                         0                     0.00                  0.00 %
                                    Total                         13             2,447,064.96                  1.11 %
                                    Group Totals
                                                                              Principal
                                   Category              Number                Balance               Percentage
                                   1 Month                        16             3,420,813.06                  0.95 %
                                   2 Month                         2               769,600.00                  0.21 %
                                   3 Month                         0                     0.00                  0.00 %
                                    Total                         18             4,190,413.06                  1.16 %
             * Delinquent Bankruptcies are included in the table above.
             Bankruptcies
                                    Group 1
                                                         Principal
                                    Number               Balance                Percentage
                                              0                    0.00                  0.00 %
                                    Group 2
                                                         Principal
                                    Number               Balance                Percentage
                                              0                    0.00                  0.00 %
                                    Group 3
                                                         Principal
                                    Number               Balance                Percentage
                                              0                    0.00                  0.00 %
                                   Group Totals
                                                         Principal
                                    Number               Balance                Percentage
                                              0                    0.00                  0.00 %
                                   * Only Current Bankruptcies are reflected in the table above.


             Foreclosures
                                    Group 1
                                                         Principal
                                    Number               Balance                Percentage
                                              1              292,000.00                  0.44 %
                                    Group 2
                                                         Principal
                                    Number               Balance                Percentage
                                              1              994,544.08                  1.39 %
                                    Group 3
                                                         Principal
                                    Number               Balance                Percentage
                                              4              870,930.48                  0.39 %
                                   Group Totals
                                                         Principal
                                    Number               Balance                Percentage
                                              6            2,157,474.56                  0.60 %

             REO Properties
                                    Group 1
                                                         Principal
                                    Number               Balance                Percentage
                                              0                    0.00                  0.00 %
                                    Group 2
                                                         Principal
                                    Number               Balance                Percentage
                                              0                    0.00                  0.00 %
                                    Group 3
                                                         Principal
                                    Number               Balance                Percentage
                                              0                    0.00                  0.00 %
                                   Group Totals
                                                         Principal
                                    Number               Balance                Percentage
                                              0                    0.00                  0.00 %


             Current Realized Losses (Total)                                                                                  0.00
                                   Group 1                                                                                    0.00
                                   Group 2                                                                                    0.00
                                   Group 3                                                                                    0.00

             Subsequent Losses (Total)                                                                                        0.00
                                   Group 1                                                                                    0.00
                                   Group 2                                                                                    0.00
                                   Group 3                                                                                    0.00

             Subsequent Loss Recoveries (Total)                                                                               0.00
                                   Group 1                                                                                    0.00
                                   Group 2                                                                                    0.00
                                   Group 3                                                                                    0.00

             Current Period Net Loss (Total)                                                                                  0.00
                                   Group 1                                                                                    0.00
                                   Group 2                                                                                    0.00
                                   Group 3                                                                                    0.00

             Cumulative Realized Losses (Total)                                                                               0.00
                                   Group 1                                                                                    0.00
                                   Group 2                                                                                    0.00
                                   Group 3                                                                                    0.00

             Beginning Gross Weighted Average Coupon (Deal)                                                               6.2364 %
                                   Group 1                                                                                5.0592 %
                                   Group 2                                                                                6.5487 %
                                   Group 3                                                                                6.4861 %

             Weighted Average Term to Maturity (Deal)                                                                          355
                                   Group 1                                                                                     355
                                   Group 2                                                                                     355
                                   Group 3                                                                                     355


   Trigger Event                                                                                                                 NO
                           TEST I - Trigger Event Occurrence                                                                     NO
                           (Is Rolling 3 Month Delinquency Rate > 40% of of Senior Enhancement Percetage ?)
                           Rolling 3 Month Delinquency Rate                                                               0.27229 %
                           40% of of Senior Enhancement Percetage                                                         3.09823 %
                           OR
                           TEST II - Trigger Event Occurrence                                                                    NO
                           (Are Cumulative Realized Losses as % of Original Loan Bal > Required Cumulative Loss % ?)
                           Cumulative Realized Losses as % of Original Loan Bal                                           0.00000 %
                           Required Cumulative Loss %                                                                     0.00000 %

   O/C Reporting
                           Targeted Overcollateralization Amount                                                       3,762,577.02
                           Ending Overcollateralization Amount                                                         3,112,539.25
                           Ending Overcollateralization Deficiency                                                       650,037.77
                           Overcollateralization Release Amount                                                                0.00
                           Monthly Excess Interest                                                                       943,868.73
                           Payment to Class X                                                                                  0.00

   Basic Risk Reserve Fund Account:
                           Beginning Balance                                                                                   0.00
                           Additions to the Basic Risk Reserve Fund                                                            0.00
                           Withdrawals from the Basic Risk Reserve Fund                                                        0.00
                           Ending Balance                                                                                      0.00


Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
